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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):  AUGUST 31, 1999



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                    1-13086                 04-2515019
(State of Incorporation)     (Commission File No.)       (I.R.S. Employer
                                                        Identification No.)



      515 POST OAK BLVD., SUITE 600
             HOUSTON, TEXAS                                   77027
(Address of Principal Executive Offices)                    (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                        Exhibit Index Appears on Page 5
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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

DAILEY ACQUISITION

         On August 31, 1999, we completed the acquisition of Dailey International Inc. pursuant to a pre-negotiated plan of reorganization in bankruptcy that was approved by the United States Bankruptcy Court for the District of Delaware on August 19, 1999. The total consideration paid for Dailey was approximately $195 million, of which $185 million was allocated to former holders of Dailey's senior notes (of which we held approximately $64.7 million principal amount) and $10 million was allocated to former holders of Dailey's common stock. The form of consideration was approximately 5,493,925 shares of our common stock, of which approximately 281,740 shares are issuable to former holders of Dailey's common stock, approximately 3,985,900 shares are issuable to former holders of Dailey's senior notes and 1,226,285 shares were retained by us as treasury shares. The consideration that we paid for Dailey was determined by negotiations between the parties. We currently expect to continue operating the businesses of Dailey and to begin integrating those business with our Completion and Oilfield Services division.

         A copy of our press release announcing the closing of the acquisition of Dailey is filed as Exhibit 99.1 and is incorporated herein by reference.


ITEM 5.        OTHER EVENTS.

PETROLINE ACQUISITION

          On September 2, 1999, we completed the acquisition of Petroline Wellsystems Limited for (pound)104 million (approximately US$165 million), of which (pound)20 million was paid in cash and (pound)84 million in shares of our common stock. Petroline is based in Aberdeen, Scotland and is a provider of premium completion products and services to the international oil and gas industry. We granted to the shareholders of Petroline certain registration and other rights regarding the shares of our common stock received by them.

         A copy of our press release announcing the closing of the acquisition of Petroline is filed as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a) Financial Statements of Business Acquired.

         The financial statements of Dailey for the periods specified in Rule 3-05(b) of Regulation S-X were filed as Exhibits 99.2 and 99.3 to our Current Report on Form 8-K dated May 21, 1999, and Exhibit 99.1 to our Current Report on Form 8-K dated August 16, 1999, and are filed with this report as Exhibits 99.3,
99.4 and 99.5 and incorporated herein by reference.



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         (b) Pro Forma Financial Information.

         The pro forma financial information required by Article 11 of Regulation S-X for our Dailey acquisition is incorporated herein by reference from pages 2-7 of our Current Report on Form 8-K dated May 21, 1999, and pages 2-6 of our Current Report on Form 8-K dated August 16, 1999, and is filed with this report as Exhibits 99.6 and 99.7.

         (c) Exhibits

       2.1 Acquisition Agreement dated as of May 21, 1999, entered into by and among Weatherford International, Inc., Dailey International Inc. and certain subsidiaries of Dailey named therein (incorporated by reference to Exhibit 2.1 to our Quarterly Report on Form 10-Q for the period ended June 30, 1999).

       10.1 Share Sale Agreement dated September 2, 1999, between the shareholders of Petroline Wellsystems Limited and Weatherford Eurasia Limited and Weatherford International, Inc.(including Registration Rights Undertaking attached as Annex A).

       23.1 Consent of Ernst & Young LLP with respect to the financial statements of Dailey International Inc.

       99.1 Press release dated August 31, 1999, announcing the closing of the acquisition of Dailey International Inc.

       99.2 Press Release dated September 2, 1999, announcing the closing of the acquisition of Petroline Wellsystems Limited.

       99.3 Consolidated Financial Statements of Dailey International Inc. as of December 31, 1998 and 1997 and for the year December 31, 1998, the eight month period ended December 31, 1997 and for each of two years in the period ended April 30, 1997 (incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K dated May 21, 1999).

       99.4 Consolidated Financial Statements of Dailey International Inc. for the quarterly period ended March 31, 1999 (incorporated by reference to Exhibit 99.3 to our Current Report on Form 8-K dated May 21, 1999).

       99.5 Consolidated Financial Statements of Dailey International Inc. for the quarterly period ended June 30, 1999 (incorporated by reference to Exhibit 99.1 to our Current Report on Form 8-K dated August 16, 1999).

       99.6 Pro forma financial information from pages 2-7 of our Current Report on Form 8-K dated May 21, 1999.

       99.7 Pro forma financial information from pages 2-6 of our Current Report on Form 8-K dated August 16, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEATHERFORD INTERNATIONAL, INC.



Dated: September 7, 1999               By:  /s/ Bruce F. Longaker, Jr.
                                          -------------------------------------
                                          Bruce F. Longaker, Jr.
                                          Senior Vice President
                                          and Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
    2.1        Acquisition Agreement dated as of May 21, 1999, entered into by and among Weatherford International, Inc., Dailey International
               Inc. and certain subsidiaries of Dailey named therein
               (incorporated by reference to Exhibit 2.1 to our Quarterly Report on Form 10-Q for the period ended June 30, 1999).

   10.1 Share Sale Agreement dated September 2, 1999, between the shareholders of Petroline Wellsystems Limited and Weatherford
               Eurasia Limited and Weatherford International, Inc. (including
               Registration Rights Undertaking attached as Annex A)

   23.1 Consent of Ernst & Young LLP with respect to the financial statements of Dailey International Inc.

   99.1 Press release dated May 21, 1999, announcing the acquisition of Dailey International Inc.

   99.2 Press Release dated September 2, 1999, announcing the closing of the acquisition of Petroline Wellsystems Limited.

   99.3 Consolidated Financial Statements of Dailey International Inc. as of December 31, 1998 and 1997 and for the year December 31, 1998, the eight month period ended December 31, 1997 and for each of two years in the period ended April 30, 1997 (incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K dated
               May 21, 1999).

   99.4        Consolidated Financial Statements of Dailey International Inc.
               for the quarterly period ended March 31, 1999 (incorporated by reference to Exhibit 99.3 to our Current Report on Form 8-K dated
               May 21, 1999).

   99.5        Consolidated Financial Statements of Dailey International Inc.
               for the quarterly period ended June 30, 1999 (incorporated by reference to Exhibit 99.1 to our Current Report on Form 8-K dated
               August 16, 1999).

   99.6        Pro forma financial information from pages 2-7 of our Current
               Report on Form 8-K dated May 21, 1999.

   99.7        Pro forma financial information from pages 2-6 of our Current
               Report on Form 8-K dated August 16, 1999.


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